Exhibit 10.1

CONSENT AND SECOND OMNIBUS AMENDMENT TO SECURED TERM NOTES

This Consent and Second Omnibus Amendment to Secured Term Notes (“Amendment”) is dated as of April 6, 2016 and effective as of March 30, 2016, by and among Implant Sciences Corporation, a Massachusetts corporation (the “Company”), C Acquisition Corp., a Delaware corporation (“C Acquisition”), Accurel Systems International Corporation, a California corporation (“Accurel”), IMX Acquisition Corp., a Delaware corporation (“IMX” and together with C Acquisition and Accurel, each a “Guarantor” and collectively, “Guarantors”), each of the entities party to this Agreement as investors (collectively, the “Investors” and each, individually, an “Investor”) and BAM Administrative Services LLC, a Delaware limited liability company, as agent for the Investors (the “Agent” and together with the Investors, the “Creditor Parties” and each, a “Creditor Party”).

BACKGROUND

A.

The Company, Investors and Agent are parties to (i) that certain Note Purchase Agreement dated as of March 19, 2014 (as amended, modified or supplemented, the “Purchase Agreement”);

B.

Pursuant to the Purchase Agreement, the Company issued (i) that certain Secured Term Note, dated March 19, 2014 to BRe WNIC 2013 LTC Primary in the original principal amount of $10,447,724, of which principal amount $3,535,957 was assigned to Beechwood Bermuda International Limited (“BBIL”) as of May 1, 2014 and BBIL subsequently assigned $1,753,897 of such principal amount to BBIL MLIC 2015 as of December 31, 2015 (as amended, modified or supplemented, the “BRe WNIC Primary Note”), (ii) that certain Secured Term Note, dated March 19, 2014 to BRe WNIC 2013 LTC SUB in the original principal amount of $512,144 (as amended, modified or supplemented, the “BRe WNIC Sub Note”), (iii) that certain Secured Term Note, dated March 19, 2014 to BRe BCLIC Primary (“BRe BCLIC Primary”) in the original principal amount of $8,757,883, of which principal amount $2,964,043 was assigned to BBIL as of May 1, 2014, and BBIL subsequently assigned $1,470,217 of such principal amount to BBIL MLIC 2015 as of December 31, 2015, and the remaining principal balance of $5,793,840 held by BRe BCLIC Primary was assigned by BRe BCLIC Primary to the Senior Health Insurance Company of Pennsylvania as of April 1, 2015 (as amended, modified or supplemented, the “BRe BCLIC Primary Note”) and (iv) that certain Secured Term Note, dated March 19, 2014 to BRe BCLIC Sub in the original principal amount of $282,249 (as amended, modified or supplemented, the “BRe BCLIC Sub Note”); each of which has been amended by that certain Consent and Omnibus Amendment to the Secured Term Notes (the “Consent and Omnibus Amendment”), dated March 19, 2015 among the Company, Guarantors and Creditor Parties (as amended by the Consent and Omnibus Amendment, each Note listed in B(i) through (iv), a “Note” and together, the “Notes”).

C.

Reference is also made to that certain Intercreditor Agreement, dated as of March 19, 2014 by and between the First Lien Agent (as defined therein) for itself and on behalf of the First Lien Creditors (as defined therein) and the Second Lien Creditor (as defined therein) and acknowledged by the Borrowers (as defined therein) and the other Obligors (as defined therein)

(as amended, modified, supplemented or restated from time to time, being herein called the “Intercreditor Agreement”), pursuant to which the respective priorities and other related intercreditor matters as between the First Lien Agent, the First Lien Creditors, the Second Lien Creditor and acknowledged by the Borrowers and the other Obligors were addressed.

D.

The Purchase Agreement and all instruments, documents and agreements executed in connection therewith, or related thereto, including, without limitation, the Notes and the Intercreditor Agreement, are referred to herein collectively as the “Transaction Documents”.

E.

The Creditor Parties have agreed to modify certain of the definitions, terms and conditions in the Transaction Documents.

F.

All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the applicable Transaction Document.

NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties agree as follows:

1.

Consent to Amendment to First Lien Documents.  Second Lien Creditor hereby consents to this Amendment and all of the terms and provisions contained herein.

2.

Amendment to the Transaction Documents.  Notwithstanding anything to the contrary contained in any of the Transaction Documents, upon the effectiveness of this Amendment, the definition of “Maturity Date” in each of the Notes is hereby extended from “March 30, 2016” to “June 29, 2016” (the “Initial Extension Date”); provided, that, in the event that the Second Lien Creditor shall extend the maturity date on all obligations owing to such Second Lien Creditor by the Company and/or the Guarantors to a date past June 30, 2016 (an “Extended Second Lien Maturity Date”), the “Maturity Date” as defined in each of the Notes shall automatically be extended to such business day as is one (1) business day immediately prior to such Extended Second Lien Maturity Date; provided, further, that in no event shall the “Maturity Date” as defined in each of the Notes be extended past March 31, 2017.

3.

Deferral of Interest.  The Agent and Investors hereby agree to defer payment until the Maturity Date, whether by acceleration or otherwise, of all accrued and unpaid interest under the Transaction Documents, as well as all interest otherwise accruing on and after the date hereof through but not including the Maturity Date.

4.

Representations and Warranties.  Company represents and warrants to the Creditor Parties that:

(a)

All warranties and representations made to the Creditor Parties under the Transaction Documents are true and correct, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified by materiality, Material Adverse Effect or dollar thresholds in the text thereof), as to the date hereof unless they specifically relate to an earlier date in which case they shall be true and correct as of such date, other than as set forth on the disclosure schedules (the “Updated Disclosure Schedules”) to be delivered to the Creditor Parties pursuant to Section 7 below (the numbers of which shall correspond to the numbers of the disclosure schedules to the applicable Transaction Document); notwithstanding the foregoing, the representations and warranties made as of the Closing Date (as defined in the Purchase Agreement) in Section 2.1(c) of the Purchase Agreement shall be made as of the date hereof.

(b)

The Company and the Guarantors (as applicable) have the requisite corporate power and authority to enter into and perform this Amendment in accordance with the terms hereof.  The execution, delivery and performance of this Amendment by the Company and the Guarantors, the consummation by them of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, no further consent or authorization of the Company, the Guarantors, their Board of Directors, stockholders or any other third party is required.  When executed and delivered by the Company and the Guarantors, this Amendment shall constitute a valid and binding obligation of the Company and the Guarantors enforceable against the Company and the Guarantors in accordance with its terms.

(c)

This Amendment and all other documents, instruments and agreements executed in connection with this Amendment and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid, binding, and enforceable in accordance with its respective terms.

(d)

Upon the effectiveness of this Amendment, no default or Event of Default is outstanding under any of the Transaction Documents.

5.

Effectiveness Conditions.  This Amendment shall be effective upon completion of the following conditions precedent (the “Amendment Date”):

(a)

Execution and delivery by the Company, the Guarantors and the Second Lien Creditor to the Creditor Parties of this Amendment;

(b)

Delivery by the Company to the Creditor Parties of a secretary’s certificate, dated as of the date hereof, as to (i) the resolutions adopted by the Board of Directors (A) approving the transactions contemplated hereby and (B) approving and adopting the amendments to the certificates of designation of the Series H Convertible Preferred Stock of the Company, the Series I Convertible Preferred Stock of the Company and the Series J Convertible Preferred Stock of the Company, in the form attached hereto as Exhibits A, B and C, respectively, (ii) the Articles of Organization (including all certificates of designation thereunder specifying the terms of each series of the Company’s preferred stock), (iii) the Bylaws, each as in effect as of the date hereof, and (iv) the authority and incumbency of the officers of the Company and the Guarantors executing this Amendment and any other documents required to be executed or delivered in connection therewith;

(c)

Delivery by the Company to the Creditor Parties of a favorable opinion of Engel & Schultz, P.C., counsel to the Company, addressed to the Creditor Parties, addressing certain matters with respect to the authorization, execution, delivery and enforceability of this Amendment, in form and substance satisfactory to the Creditor Parties;

(d)

Execution and/or delivery by the Company of all agreements, instruments and documents requested by the Creditor Parties to effectuate and implement the terms hereof and the Transaction Documents, in form and substance satisfactory to the Creditor Parties and their counsel;

(e)

The Company shall pay any and all costs, fees and expenses of the Creditor Parties (including without limitation, attorneys’ fees and disbursements) in connection with this Amendment and the transactions contemplated hereby;

(f)

The Creditor Parties shall have completed a due diligence investigation of the Company in scope, and with results, satisfactory to the Creditor Parties; and

(g)

The Company and the Creditor Parties shall have completed and obtained all internal approvals with respect to this Amendment, including but not limited to the approvals of each Creditor Party’s respective investment committees and of the Company’s board of directors.

6.

Additional Terms and Covenants.

(a)

Notwithstanding anything to the contrary in the Transaction Documents, all outstanding amounts due to the Creditor Parties under the Transaction Documents shall be immediately due and payable if the Company receives an offer from another person or entity with respect to a Major Transaction, the Agent, on behalf of the Investors, notifies the Company that such offer is satisfactory to the Creditor Parties (in their sole discretion), and either (i) the Board of Directors of the Company does not approve such Major Transaction within ten (10) days of the Company’s receipt of such notice from the Agent, (ii) if such Major Transaction is subject to stockholder approval, the Company does not file a preliminary proxy statement with the SEC within fifteen (15) days of the Company’s receipt of such notice from the Agent or (iii) if such Major Transaction is subject to stockholder approval, the stockholders of the Company do not approve such Major Transaction within ninety (90) days of the Company’s filing receipt of such notice from the Agent; provided, that the Company shall be obligated to immediately forward to the Agent, on behalf of the Investors, any offer that the Company receives with respect to any Major Transaction.

(b)

Notwithstanding anything to the contrary in the Transaction Documents, the Company shall provide not less than thirty (30) business days’ written notice to the Agent, of the Company’s intent to repay all or any portion of the principal, interest and other amounts outstanding under the Notes.

(c)

Notwithstanding anything to the contrary in the Transaction Documents, the Company shall pay all outstanding principal and accrued and unpaid interest under the Notes on the Maturity Date.

(d)

Notwithstanding anything to the contrary in the Transaction Documents, on and following the Amendment Date, the Company agrees it will not, and will not permit any Subsidiary to, enter into, create, incur, assume, suffer, become or be liable for in any manner, or permit to exist, any indebtedness, or guarantee, assume, endorse or otherwise become responsible for (directly or indirectly), any indebtedness, performance or obligations of any other Person.  Failure of the Company to comply with, or any breach by the Company of, this clause (d) shall be an immediate Event of Default under the Transaction Documents.

7.

Post-Closing Obligations.  The Company agrees to deliver, or cause to be delivered, to the Creditor Parties, the items described below on or before the dates specified with respect to such items, or such later dates as may be agreed to by the Creditor Parties in their reasonable discretion.  Failure of the Company to deliver any of the items below on the date required therefor shall be an immediate Event of Default under the Transaction Documents:

(a)

On or before five (5) Business Days from the Amendment Date, deliver to the Creditor Parties a favorable opinion of Engel & Schultz, P.C., counsel to the Company, addressed to the Creditor Parties, addressing certain matters with respect to the voting rights of the Company’s outstanding convertible preferred stock (including an opinion that (i) the only stockholder vote required to approve a merger of the Company with or into another person or entity is a two-thirds majority of all shares of the Company and that, for these purposes, any shares of voting preferred stock that, pursuant to their certificates of designation (as amended pursuant to the documents contemplated by this Amendment), entitle their holders to vote on an as-converted basis and together with the common stock shall be counted in such two-thirds vote on an as-converted basis and (ii) no separate class vote of the Company’s common stock is required for such a merger), in form and substance satisfactory to the Creditor Parties; and

(b)

On or before fifteen (15) days from the Amendment Date, deliver to Creditor Parties the Updated Disclosure Schedules, in form and substance satisfactory to the Creditor Parties.

8.

No Waiver.  Each of the Creditor Parties, as applicable, reserves all of its rights and remedies arising with respect to any and all defaults or events of defaults under the Transaction Documents that may be in existence on the date hereof, regardless of whether such defaults or events of default have been identified, or which may occur in the future.  Each Creditor Party has not modified, is not waiving and has not agreed to forbear in the exercise of, any of its present or future rights and remedies.  No action taken or claimed to be taken by any Creditor Party will constitute such a waiver, modification or agreement to forbear.  This Amendment does not obligate any Creditor Party to agree to any other extension or modification of the Transaction Documents nor does it constitute a course of conduct or dealing on behalf of any Creditor Party or a waiver of any other rights or remedies of any Creditor Party except as and only to the extent expressly set forth herein.  No omission or delay by any Creditor Party in exercising any right or power under the Transaction Documents, this Amendment or any related instruments, agreements or documents will impair such right or power or be construed to be a waiver of any default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver will be valid unless in writing and then only to the extent specified.

9.

Ratification of Transaction Documents.  Except as expressly set forth herein, all of the terms and conditions of the Purchase Agreement and the other Transaction Documents are hereby ratified and confirmed and continue unchanged and in full force and effect.  All references to any of the Transaction Documents shall mean the applicable Transaction Document as modified by this Amendment and all references to the Note or Notes in any of the Transaction Documents shall mean, collectively, the Notes as modified herein.

10.

Confirmation of Indebtedness.  The Company confirms and acknowledges that as of the close of business on March 31, 2016, Company was indebted to each Creditor Party, without any deduction, defense, setoff, claim or counterclaim, of any nature, in the aggregate principal and interest amounts of:

(a)

With respect to the BRe WNIC Primary Note, $11,283,541.92;

(b)

With respect to the BRe WNIC Sub Note, $553,115.52;

(c)

With respect to the BRe BCLIC Primary Note, $9,458,513.64; and

(d)

With respect to the BRe BCLIC Sub Note, $304,828.92.

11.

Collateral.  The Company and each Guarantor hereby confirm and agree that all security interests and liens granted to the Agent, on behalf of the Secured Parties (as defined in the Security Agreement), pursuant to the Transaction Documents, continue in full force and effect and shall continue to secure the Obligations (as defined in the Security Agreement (as defined in the Purchase Agreement)), including all liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing, under the Notes and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Creditor Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

12.

Acknowledgment of Guarantors.  By execution of this Amendment, each Guarantor hereby acknowledges the terms and conditions of this Amendment and confirms that the Guarantors jointly and severally and absolutely and unconditionally guarantee, as surety, all of the Guaranteed Obligations (as defined in the Guaranty from Guarantors to the Creditor Parties dated March 9, 2014 (the “Guaranty”)) including all liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing, under the Notes and covenants that each such Guaranty remains unchanged and in full force and effect and shall continue to cover the existing and future Guaranteed Obligations of Company to the Agent, as agent for the Secured Parties.

13.

Governing Law.  This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.  This Amendment shall not be interpreted or construed with any presumption against the party causing this Amendment to be drafted.

14.

Signatories.  Each individual signatory hereto represents and warrants that he or she is duly authorized to execute this Amendment on behalf of his or her principal and that he or she executes the Amendment in such capacity and not as a party.

15.

Duplicate Originals.  Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.  This Amendment may be executed in counterparts, all of which counterparts taken together shall constitute one completed fully executed document.  Signature by facsimile or PDF shall bind the parties hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first above written.

COMPANY:	IMPLANT SCIENCES CORPORATION By:_/s/ William J. McGann Name: William J. McGann Title: CEO
GUARANTORS:	C ACQUISITION CORP. By:_/s/ William J. McGann Name: William J. McGann Title: President
ACCUREL SYSTEMS INTERNATIONAL CORPORATION By:_/s/ William J. McGann Name: William J. McGann Title: President
IMX ACQUISITION CORP. By:_/s/ William J. McGann Name: William J. McGann Title: President

(Signature Page to Consent and Second Omnibus Amendment to Secured Term Notes (BAM 2016))

SECOND LIEN CREDITOR:	DMRJ GROUP LLC By: /s/ Zachary Weiner Name: Zachary Weiner Title: Authorized Signatory
AGENT:	BAM ADMINISTRATIVE SERVICES LLC By: /s/ Dhruv Narain Name: Dhruv Narain Title: President and Chief Investment Officer
INVESTORS:	BRE WNIC 2013 LTC SUB By: /s/ David B. Young Name: David B. Young Title: Vice President
BRE BCLIC SUB By: /s/ David B. Young Name: David B. Young Title: Vice President

BRE WNIC 2013 LTC PRIMARY

By: /s/ David B. Young

     Name: David B. Young

     Title: Vice President

SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA,
By: B Asset Manager, LP, its investment manager

By: /s/ Dhruv Narain

     Name: Dhruv Narain

     Title: Authorized Signatory

BEECHWOOD BERMUDA INTERNATIONAL LIMITED,
By: B Asset Manager II, LP, its investment manager

By: /s/ Mark Feuer

     Name: Mark Feuer

     Title:

BBIL MLIC 2015

By: /s/ David B. Young

     Name: David B. Young

     Title: Vice President

(Signature Page to Consent and Second Omnibus Amendment to Secured Term Notes (BAM 2016))

EXHIBIT A

IMPLANT SCIENCES CORPORATION

AMENDMENT TO TERMS OF

SERIES H CONVERTIBLE PREFERRED STOCK

The terms of the Series H Convertible Preferred Stock (the “Series H Preferred Stock”) of Implant Sciences Corporation, a Massachusetts corporation (the “Corporation”), as originally set forth in Exhibit A of the Articles of Amendment of the Corporation adopted by the Corporation on September 4, 2012 are hereby amended as follows:

1.

The number of shares of authorized and unissued Preferred Stock, par value $0.10 per share (the “Preferred Stock”), of the Corporation designated as Series H Preferred Stock shall be increased from 15,000 shares to 22,500 shares.

2.

The first sentence of Section 2.1 is hereby deleted in its entirety and replaced with the following sentence:  “From and after July 1, 2016 (and, for the avoidance of doubt, including July 1, 2016), the holders of the Series H Preferred Stock shall be entitled to receive, prior in preference to the holders of any Junior Stock, out of funds legally available therefor, dividends on each share of Series H Preferred Stock at a rate equal to fifteen percent (15%) of the Series H Original Issue Price thereof per annum plus all accumulated and unpaid dividends thereon payable when, as and if declared by the Corporation’s Board of Directors or upon a Liquidation Event, redemption, repurchase or conversion of the Series H Preferred Stock (“Dividend Payment Event”).”

3.

Section 2.1 is hereby further amended to add the following as a new paragraph at the end thereof:  “Notwithstanding the foregoing, if any of the representations, warranties or agreements set forth in that certain Comfort Letter, effective March 31, 2016, from the Corporation to DMRJ Group LLC and Montsant Partners LLC is or becomes breached or is or becomes false or misleading in any respect, then the dividend rate otherwise applicable hereunder, as set forth in the preceding paragraph, shall be increased by an additional fourteen percent (14%) per annum (prorated for partial years), not to exceed the maximum amount (if any) permitted by law.”

4.

The first sentence of Section 3.1 is hereby deleted in its entirety and replaced with the following sentence:  “Subject to the preferences that may be applicable to any other Series of Preferred Stock then outstanding, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a “Liquidation Event”), the holders of shares of Series H Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount per share equal to the greater of (i) the Series H Original Issue Price (as defined below), plus any accrued but unpaid dividends thereon, whether or not declared, and (ii) such amount per share as would have been payable had all shares of Series H Preferred Stock been converted into Common Stock pursuant to Section 5 immediately prior to such Liquidation Event.”

5.

Section 4.1 is hereby amended to add the following at the end thereof:  “Notwithstanding the foregoing, with respect to any Major Transaction (as defined below) that is approved by the Corporation’s board of directors and presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or, if applicable, by written consent of stockholders in lieu of meeting) (a “Major Transaction Stockholder Vote”), each holder of outstanding shares of Series H Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series H Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter (irrespective of whether any such conversion would result in economic gain or loss to the holder) and shall be entitled to notice of any such meeting of stockholders in accordance with the By-Laws of the Corporation.  Except as provided by law or as otherwise provided herein, with respect to any Major Transaction Stockholder Vote, holders of Series H Preferred Stock shall vote together with the holders of Common Stock as a single class.”

6.

Section 5.5 is hereby deleted in its entirety and replaced with the following:  “Notice of Major Transaction.  The Corporation shall be obligated to provide each holder of Series H Preferred Stock with written notice of the anticipated record date with respect to any Major Transaction at least five (5) business days prior to such record date.  For these purposes, “Major Transaction” means (i) the consolidation, merger or other business combination of the Corporation with or into another entity or person (other than (x) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation or (y) a consolidation, merger or other business combination in which holders of the Corporation’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities); (ii) the sale or transfer of more than fifty percent (50%) of the Corporation’s assets (based on the fair market value as determined in good faith by the Board of Directors) other than inventory in the ordinary course of business in one or a related series of transactions; or (iii) the closing of a purchase, tender or exchange offer made to the holders of more than fifty percent (50%) of the outstanding shares of Common Stock in which more than fifty percent (50%) of the outstanding shares of Common Stock were tendered and accepted.”

EXHIBIT B

IMPLANT SCIENCES CORPORATION

AMENDMENT TO TERMS OF

SERIES I CONVERTIBLE PREFERRED STOCK

The terms of the Series I Convertible Preferred Stock (the “Series I Preferred Stock”) of Implant Sciences Corporation, a Massachusetts corporation (the “Corporation”), as originally set forth in Exhibit A of the Articles of Amendment of the Corporation adopted by the Corporation on February 27, 2013 are hereby amended as follows:

1.

The number of shares of authorized and unissued Preferred Stock, par value $0.10 per share (the “Preferred Stock”), of the Corporation designated as Series I Preferred Stock shall be increased from 15,000 shares to 21,000 shares.

2.

The first sentence of Section 2.1 is hereby deleted in its entirety and replaced with the following sentence:  “From and after July 1, 2016 (and, for the avoidance of doubt, including July 1, 2016), the holders of the Series I Preferred Stock shall be entitled to receive, prior in preference to the holders of any Junior Stock, out of funds legally available therefor, dividends on each share of Series I Preferred Stock at a rate equal to fifteen percent (15%) of the Series I Original Issue Price thereof per annum plus all accumulated and unpaid dividends thereon payable when, as and if declared by the Corporation’s Board of Directors or upon a Liquidation Event, redemption, repurchase or conversion of the Series I Preferred Stock (“Dividend Payment Event”).”

3.

Section 2.1 is hereby further amended to add the following as a new paragraph at the end thereof:  “Notwithstanding the foregoing, if any of the representations, warranties or agreements set forth in that certain Comfort Letter, effective March 31, 2016, from the Corporation to DMRJ Group LLC and Montsant Partners LLC is or becomes breached or is or becomes false or misleading in any respect, then the dividend rate otherwise applicable hereunder, as set forth in the preceding paragraph, shall be increased by an additional fourteen percent (14%) per annum (prorated for partial years), not to exceed the maximum amount (if any) permitted by law.”

4.

The first sentence of Section 3.1 is hereby deleted in its entirety and replaced with the following sentence:  “Subject to the preferences that may be applicable to any other Series of Preferred Stock then outstanding, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a “Liquidation Event”), the holders of shares of Series I Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount per share equal to the greater of (i) the Series I Original Issue Price (as defined below), plus any accrued but unpaid dividends thereon, whether or not declared, and (ii) such amount per share as would have been payable had all shares of Series I Preferred Stock been converted into Common Stock pursuant to Section 5 immediately prior to such Liquidation Event.”

5.

Section 4.1 is hereby amended to add the following at the end thereof:  “Notwithstanding the foregoing, with respect to any Major Transaction (as defined below) that is approved by the Corporation’s board of directors and presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or, if applicable, by written consent of stockholders in lieu of meeting) (a “Major Transaction Stockholder Vote”), each holder of outstanding shares of Series I Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series I Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter (irrespective of whether any such conversion would result in economic gain or loss to the holder) and shall be entitled to notice of any such meeting of stockholders in accordance with the By-Laws of the Corporation.  Except as provided by law or as otherwise provided herein, with respect to any Major Transaction Stockholder Vote, holders of Series I Preferred Stock shall vote together with the holders of Common Stock as a single class.”

6.

Section 5.5 is hereby deleted in its entirety and replaced with the following:  “Notice of Major Transaction.  The Corporation shall be obligated to provide each holder of Series I Preferred Stock with written notice of the anticipated record date with respect to any Major Transaction at least five (5) business days prior to such record date.  For these purposes, “Major Transaction” means (i) the consolidation, merger or other business combination of the Corporation with or into another entity or person (other than (x) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation or (y) a consolidation, merger or other business combination in which holders of the Corporation’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities); (ii) the sale or transfer of more than fifty percent (50%) of the Corporation’s assets (based on the fair market value as determined in good faith by the Board of Directors) other than inventory in the ordinary course of business in one or a related series of transactions; or (iii) the closing of a purchase, tender or exchange offer made to the holders of more than fifty percent (50%) of the outstanding shares of Common Stock in which more than fifty percent (50%) of the outstanding shares of Common Stock were tendered and accepted.”

EXHIBIT C

IMPLANT SCIENCES CORPORATION

AMENDMENT TO TERMS OF

SERIES J CONVERTIBLE PREFERRED STOCK

The terms of the Series J Convertible Preferred Stock (the “Series J Preferred Stock”) of Implant Sciences Corporation, a Massachusetts corporation (the “Corporation”), as originally set forth in Exhibit B of the Articles of Amendment of the Corporation adopted by the Corporation on February 27, 2013 are hereby amended as follows:

1.

The number of shares of authorized and unissued Preferred Stock, par value $0.10 per share (the “Preferred Stock”), of the Corporation designated as Series J Preferred Stock shall be increased from 6,000 shares to 6,500 shares.

2.

Section 2 is hereby deleted in its entirety and replaced with the following:

“2.

Dividends.

2.1

From and after July 1, 2016 (and, for the avoidance of doubt, including July 1, 2016), the holders of the Series J Preferred Stock shall be entitled to receive, prior in preference to the holders of any Junior Stock, out of funds legally available therefor, dividends on each share of Series J Preferred Stock at a rate equal to fifteen percent (15%) of the Series J Original Issue Price thereof per annum plus all accumulated and unpaid dividends thereon payable when, as and if declared by the Corporation’s Board of Directors or upon a Liquidation Event, redemption, repurchase or conversion of the Series J Preferred Stock (“Dividend Payment Event”).  Such dividends shall be cumulative.  All dividends accruing on the Series J Preferred Stock shall be paid by the issuance of additional shares of Series J Preferred Stock (including fractional shares) in an amount equal in number to the aggregate amount of the dividend to be paid divided by the Series J Original Issue Price (“Accruing Dividend Shares”).  When Accruing Dividend Shares are issued pursuant to this Section 2.1, such shares shall be deemed to be validly issued and outstanding and fully paid and non-assessable.  The amount of dividends payable per share of Series J Preferred Stock for any period shorter than a full year shall be computed ratably on the basis of twelve (12) thirty (30) day months and a three-hundred sixty (360) day year.

Notwithstanding the foregoing, if any of the representations, warranties or agreements set forth in that certain Comfort Letter, effective March 31, 2016, from the Corporation to DMRJ Group LLC and Montsant Partners LLC is or becomes breached or is or becomes false or misleading in any respect, then the dividend rate otherwise applicable hereunder, as set forth in the preceding paragraph, shall be increased by an additional fourteen percent (14%) per annum (prorated for partial years), not to exceed the maximum amount (if any) permitted by law.

2.2

Subject to the preferences that may be applicable to any other Series of Preferred Stock then outstanding, the Corporation shall not declare, pay or set aside any dividends on any shares of Common Stock unless the holders of the Series J Preferred Stock then outstanding shall simultaneously receive a dividend on each outstanding share of Series J Preferred Stock in an amount at least equal to that dividend per share of Series J Preferred Stock as would equal the product of (i) the dividend payable on each share of Common Stock and (ii) the number of shares of Common Stock issuable upon conversion of a share of Series J Preferred Stock, in each case calculated on the record date for determination of holders entitled to receive such dividend.”

3.

The first sentence of Section 3.1 is hereby deleted in its entirety and replaced with the following sentence:  “Subject to the preferences that may be applicable to any other Series of Preferred Stock then outstanding, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a “Liquidation Event”), the holders of shares of Series J Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount per share equal to the greater of (i) the Series J Original Issue Price (as defined below), plus any accrued but unpaid dividends thereon, whether or not declared, and (ii) such amount per share as would have been payable had all shares of Series J Preferred Stock been converted into Common Stock pursuant to Section 5 immediately prior to such Liquidation Event.”

4.

Section 3.1 is also hereby amended by adding the following as the new last sentence thereof:  “At the option of holders of a majority of the outstanding Series J Preferred Stock, (i) a consolidation or merger of the Corporation with or into another entity or person, or any other corporate reorganization, in which the stockholders of the Corporation immediately prior to such consolidation, merger or reorganization do not hold at least a majority of the resulting or surviving entities voting power immediately following such consolidation, merger or reorganization (solely in respect of their equity interests), or (ii) a sale or transfer of all or substantially all of the Corporation’s assets for cash, securities or other property, shall be deemed to be a Liquidation Event.”

5.

Section 4.1 is hereby amended to add the following at the end thereof:  “Notwithstanding the foregoing, with respect to any Major Transaction (as defined below) that is approved by the Corporation’s board of directors and presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or, if applicable, by written consent of stockholders in lieu of meeting) (a “Major Transaction Stockholder Vote”), each holder of outstanding shares of Series J Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series J Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter (irrespective of whether any such conversion would result in economic gain or loss to the holder) and shall be entitled to notice of any such meeting of stockholders in accordance with the By-Laws of the Corporation.  Except as provided by law or as otherwise provided herein, with respect to any Major Transaction Stockholder Vote, holders of Series J Preferred Stock shall vote together with the holders of Common Stock as a single class.”

6.

Section 5.5 is hereby deleted in its entirety and replaced with the following:  “Notice of Major Transaction.  The Corporation shall be obligated to provide each holder of Series J Preferred Stock with written notice of the anticipated record date with respect to any Major Transaction at least five (5) business days prior to such record date.  For these purposes, “Major Transaction” means (i) the consolidation, merger or other business combination of the

Corporation with or into another entity or person (other than (x) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation or (y) a consolidation, merger or other business combination in which holders of the Corporation’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities); (ii) the sale or transfer of more than fifty percent (50%) of the Corporation’s assets (based on the fair market value as determined in good faith by the Board of Directors) other than inventory in the ordinary course of business in one or a related series of transactions; or (iii) the closing of a purchase, tender or exchange offer made to the holders of more than fifty percent (50%) of the outstanding shares of Common Stock in which more than fifty percent (50%) of the outstanding shares of Common Stock were tendered and accepted.”